Exhibit 99.1

United States Bankruptcy Court

SOUTHERN District of NEW YORK

In re

E-Smart Technologies, Inc. Bankruptcy Case No. 08-14285 (ALG)

Debtor.

Social Security No.:

Employer Tax I.D. No.: 88-0409261

SUMMONS TO DEBTOR IN INVOLUNTARY CASE

To the above named Debtor:

A petition under title 11, United States Code was filed against you on 10/30/2003 in this Bankruptcy Court, requesting an order for relief under Chapter 7 of the Bankruptcy Code (title 11 of the United States Code.)

YOU ARE SUMMONED and required to submit to the Clerk of the Bankruptcy Court, a motion or answer (attorneys should file online) to the petition within 20 days after the service of this summons. A copy of the petition is attached.

Address of the Clerk: United States Bankruptcy Court One Bowling Green New York, New York 10004 www.nysb.uscourts.gov

At the same time, you must also serve a copy of the motion or answer upon the petitioner’s attorney

Name and Address of Petitioner’s Attorney

Bruce D. Atherton

Bruce D. Atherton & Associates, PLLC

1450 Starks Bldg, 455 S. 4th St, Louisville, KY 40202

If you make a motion, your time to answer is governed by Federal Rule of Bankruptcy Procedure 1011 (c). If you fail to respond to this Summons, an order for relief will be entered. Information on electronic case filing procedures is attached

Clerk of the Bankruptcy Court

Date By: Deputy Clerk

*Set forth all names, including trade names, used by the debtor within the last 6 years. (Federal Rule of Bankruptcy Procedure 1005). For joint debtors, set forth both social security numbers.

B 5 (Official Form 5) (12/07)

UNITED STATES BANKRUPTCY COURT

Southern District of New York

INVOLUNTARY PETITION

IN RE (Name of Debtor – If Individual: Last, First, Middle)

E-Smart Technologies, Inc.

ALL OTHER NAMES used by debtor in the last 8 years (Include married, maiden, and trade names.)

Last four digits of Social-Security or other Individual's Tax-I.D. No./Complete EIN (If more than one, state all.):
88-0409261

STREET ADDRESS OF DEBTOR (No. and street, city, state, and zip code)

526 West 26th Street, Suite 710
New York, New York 10001

COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS
New York

ZIP CODE 10001

MAILING ADDRESS OF DEBTOR (If different from street address)

ZIP CODE

LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If different from previously listed addresses)

CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED

✓ Chapter 7 ☐ Chapter 11

INFORMATION REGARDING DEBTOR (Check applicable boxes)

Nature of Debts (Check one box.)

Petitioners believe:

☐ Debts are primarily consumer debts
✓ Debts are primarily business debts

Type of Debtor (Form of Organization)

☐ Individual (Includes Joint Debtor)
✓ Corporation (Includes LLC and LLP)
☐ Partnership
☐ Other (If debtor is not one of the above entities, check this box and state type of entity below.)

Nature of Business (Check one box.)

☐ Health Care Business
☐ Single Asset Real Estate as defined in 11 U.S.C. § 101(51)(B)
☐ Railroad
☐ Stockbroker
☐ Commodity Broker
☐ Clearing Bank
✓ Other

VENUE

✓ Debtor has been domiciled or has had a residence, principal place of business, or principal assets in the District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

☐ A bankruptcy case concerning debtor's affiliate, general partner or partnership is pending in this District.

FILING FEE (Check one box)

✓ Full Filing Fee attached

☐ Petitioner is a child support creditor or its representative, and the form specified in § 304(g) of the Bankruptcy Reform Act of 1994 is attached. *[If a child support creditor or its representative is a petitioner, and if the petitioner files the form specified in § 304(g) of the Bankruptcy Reform Act of 1994, no fee is required.]*

PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)

Name of Debtor	Case Number	Date
Relationship	District	Judge

ALLEGATIONS (Check applicable boxes)

1. ☐ Petitioner (s) are eligible to file this petition pursuant to 11 U.S.C. § 303 (b).
2. ☐ The debtor is a person against whom an order for relief may be entered under title 11 of the United States Code.

3.a. ☐ The debtor is generally not paying such debtor's debts as they become due, unless such debts are the subject of a bona fide dispute as to liability or amount;

or

b. ☐ Within 120 days preceding the filing of this petition, a custodian, other than a trustee receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.

COURT USE ONLY

B 5 (Official Form 5) (12/07) – Page 2

Name of Debtor E-Smart Technologies,

Case No. 08-14285

TRANSFER OF CLAIM

☐ Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition. If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x /s/ Anthony R. Russo, President
Signature of Petitioner or Representative (State title)

Russo Corporation — 10/14/2008
Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity:
Russo Corporation
720 Milton Road No. 1
Rye, New York 10580

x /s/ Bruce D. Atherton — 11/03/2008
Signature of Attorney — Date

Bruce D. Atherton & Associates, PLLC
Name of Attorney Firm (If any)

1450 Starks Bldg.,455 S.4th St., Louisville, K.Y. 40202
Address

(502) 595-8500
Telephone No.

x /s/ Richard W. Lucas, C.P.A
Signature of Petitioner or Representative (State title)

Richard W. Lucas, C.P.A — 10/14/2008
Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity:
Richard W. Lucas
47 Hoffman Lane
Blauvelt, N.Y. 10913

x /s/ Bruce D. Atherton — 11/03/2008
Signature of Attorney — Date

Bruce D. Atherton & Associates, PLLC
Name of Attorney Firm (If any)

1450 Starks Bldg.,455 S.4thSt., Louisville,K.Y. 40202
Address

(502) 595-8500
Telephone No.

x /s/ Anthony R. Russo
Signature of Petitioner or Representative (State title)

Anthony R. Russo — 10/14/2008
Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity:
Anthony R. Russo
720 Milton Road No.1
Rye, New York 10580

x /s/ Bruce D. Atherton — 11/03/2008
Signature of Attorney — Date

Bruce D. Atherton & Associates, PLLC
Name of Attorney Firm (If any)

1450 Starks Bldg., 455 S.4thSt., Louisville, K.Y. 40202
Address

(502) 595-8500
Telephone No.

PETITIONING CREDITORS

Name and Address of Petitioner	Nature of Claim	Amount of Claim
Russo Corp., 720 Milton #1 Rye, N.Y. 10580	Services Rendered	291,508.00
Richard W. Lucas, 47 Hoffman Ln., Blauvelt, N.Y. 10913	Services Rendered	22,500.00
Anthony R. Russo, 720 Milton Rd. #1, Rye, N.Y. 10580	Testifying Expenses	10,822.00
Note: If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney and petitioning creditor information in the format above.		Total Amount of Petitioners' Claims

1 continuation sheets attached

B 5 (Official Form 5) (12/07) – Page 2

Name of Debtor E-Smart Technologies

Case No. 08-14285

TRANSFER OF CLAIM

☐ Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents that evidence the transfer and any statements that are required under Bankruptcy Rule 1003(a).

REQUEST FOR RELIEF

Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition. If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.

Petitioner(s) declare under penalty of perjury that the foregoing is true and correct according to the best of their knowledge, information, and belief.

x /s/ Roger Rosenberg, President
Signature of Petitioner or Representative (State title)

Corporate Finance Consultancy
Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity:
Roger Rosenberg
16923 East Dorado Pl.
Centennial, CO 80015

x /s/ Bruce D. Atherton — 11/03/2008
Signature of Attorney — Date

Bruce D. Atherton & Associates, PLLC
Name of Attorney Firm (If any)

1450 Starks Bldg. 455 S. 4th St., Louisville, KY 40202
Address

(502) 595-8500
Telephone No.

x
Signature of Petitioner or Representative (State title)

Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity

x
Signature of Attorney — Date

Name of Attorney Firm (If any)

Address

Telephone No.

x
Signature of Petitioner or Representative (State title)

Name of Petitioner — Date Signed

Name & Mailing Address of Individual Signing in Representative Capacity

x
Signature of Attorney — Date

Name of Attorney Firm (If any)

Address

Telephone No

PETITIONING CREDITORS

Name and Address of Petitioner	Nature of Claim	Amount of Claim
Corp.Fin.Consult.16923 E.Dorado Pl. Centennial CO 80015	Services Rendered	48,750.00
Name and Address of Petitioner	Nature of Claim	Amount of Claim
Name and Address of Petitioner	Nature of Claim	Amount of Claim

Note: If there are more than three petitioners, attach additional sheets with the statement under penalty of perjury, each petitioner's signature under the statement and the name of attorney and petitioning creditor information in the format above.	Total Amount of Petitioners' Claims 373,580.00

____ continuation sheets attached